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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

             New York                                        13-5160382
      (State of incorporation                            (I.R.S. employer
       if not a national bank)                          identification no.)

   One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)

                          CHESAPEAKE ENERGY CORPORATION
                          -----------------------------
               (Exact name of obligor as specified in its charter)

             Oklahoma                                       73-1395733
   (State or other jurisdiction of                       (I.R.S. employer
   incorporation or organization)                       identification No.)

      6100 North Western Avenue
      Oklahoma City, Oklahoma                                  73118
(Address of principal executive offices)                     (Zip code)

                          6.875% Senior Notes due 2016
                       (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                   Address
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     Superintendent of Banks of the                2 Rector Street,
     State of New York                             New York, N.Y. 10006, and
                                                   Albany, N.Y. 12203

     Federal Reserve Bank of New York              33 Liberty Plaza,
                                                   New York, N.Y.  10045

     Federal Deposit Insurance Corporation         Washington, D.C.  20429

     New York Clearing House Association           New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 20th day of November, 2003.

                                            THE BANK OF NEW YORK



                                            By:
                                               --------------------------------
                                                  Louis P. Young
                                                  Vice President

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                                                                       EXHIBIT 7
                                                                       ---------

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                              Dollar Amounts
ASSETS                                                                                        In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin                                            $ 4,257,371
   Interest-bearing balances                                                                       6,048,782
Securities:
   Held-to-maturity securities                                                                       373,479
   Available-for-sale securities                                                                  18,918,169
Federal funds sold in domestic offices                                                             6,689,000
Securities purchased under agreements to resell                                                    5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale                                                                    616,186
   Loans and leases, net of unearned
     income                                                                                       38,342,282
   LESS: Allowance for loan and
     lease losses                                                                                    819,982
   Loans and leases, net of unearned
     income and allowance                                                                         37,522,300
Trading Assets                                                                                     5,741,193
Premises and fixed assets (including capitalized
   leases)                                                                                           958,273
Other real estate owned                                                                                  441
Investments in unconsolidated subsidiaries and
   associated companies                                                                              257,626
Customers' liability to this bank on acceptances
   outstanding                                                                                       159,995
Intangible assets
   Goodwill                                                                                        2,554,921
   Other intangible assets                                                                           805,938
Other assets                                                                                       6,285,971
                                                                                                 -----------
Total assets                                                                                     $96,483,434
                                                                                                 ===========

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
LIABILITIES
Deposits:
   In domestic offices                                                                           $37,264,787
   Noninterest-bearing                                                                            15,357,289
   Interest-bearing                                                                               21,907,498
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs                                                                       28,018,241
   Noninterest-bearing                                                                             1,026,601
   Interest-bearing                                                                               26,991,640
Federal funds purchased in domestic
  offices                                                                                            739,736
Securities sold under agreements to repurchase                                                       465,594
Trading liabilities                                                                                2,456,565
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)                                                                       8,994,708
Bank's liability on acceptances executed and
   outstanding                                                                                       163,277
Subordinated notes and debentures                                                                  2,400,000
Other liabilities                                                                                  7,446,726
                                                                                                 -----------
Total liabilities                                                                                $87,949,634
                                                                                                 ===========
Minority interest in consolidated subsidiaries                                                       519,472

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus                                                                                                 0
Common stock                                                                                       1,135,284
Surplus                                                                                            2,056,273
Retained earnings                                                                                  4,694,161
Accumulated other comprehensive income                                                               128,610
Other equity capital components                                                                            0
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Total equity capital                                                                               8,014,328
                                                                                                 -----------
Total liabilities minority interest and equity capital                                           $96,483,434
                                                                                                 ===========

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                        Thomas J. Mastro,
                                   Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi        )
Gerald L. Hassell      )                 Directors
Alan R. Griffith       )

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